CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, John Grady, Executive Vice President of ACP STRATEGIC OPPORTUNITIES FUND II, LLC (the "Registrant"), certify that:

    1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

    2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    SEPTEMBER 5, 2003                      /s/ John Grady
     -------------------------------            --------------------------------



I, Thomas Trala, Chief Financial Officer of ACP STRATEGIC OPPORTUNITIES FUND II, LLC(the "Registrant"), certify that:

    1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

    2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    September 5, 2003                      /s/ Thomas Trala
     -------------------------------            --------------------------------